EXHIBIT 10.5

                             SUBSCRIPTION AGREEMENT

Express Systems Corporation
114 W. Magnolia Street, Suite 446
Bellingham, WA 98225

Gentlemen:

         The Subscriber ("Subscriber") desires to become a shareholder in Express Systems Corporation, a Nevada corporation ("Company"), and hereby subscribes for __________ shares of the Company's common stock, $0.001 par value (collectively, "Shares"), which are more fully described in the Company's prospectus dated [_______], 2004 ("Prospectus"), upon the terms and conditions set forth below. The Subscriber acknowledges that the, (a) Shares are being offered for a period (the "Offering Period") commencing on the date of the Prospectus and terminating March 31, 2004, (b) all subscription proceeds of the Offering, including the funds representing the Subscription Amount as that term is defined in this Agreement, will be deposited in a non-interest bearing escrow account (the "Escrow Account") maintained Rubin, Bailin, Ortoli, Mayer & Baker LLP at Citibank, N.A. in the name of "Rubin, Bailin, Ortoli, Mayer & Baker LLP as Escrow Agent," (c) unless the aggregate principal amount of $200,000.00 is subscribed to, paid for and accepted during the Offering Period, the Offering will terminate and all subscription funds, including the funds representing the Subscription Price, will be promptly refunded to the subscribers, including the Subscriber, in full, without interest or deduction, (d) the Offering will terminate upon the earlier of (i) the close of business on the last day of the Offering Period, (ii) the acceptance by the Company of subscriptions for in the aggregate principal amount of $200,000 or (iii) such earlier date as may be determined by the Company, and (e) (i) the event that (A) the Offering is withdrawn pursuant to this Agreement, (B) the Company does not receive and accept subscriptions, including this Subscription, to purchase commons stock in the aggregate principal amount of $200,000 during the Offering Period, or (C) the Subscription is rejected for any reason whatsoever, then this Agreement shall automatically become null and void, except that the Subscription Price shall be promptly returned to the Subscriber, without interest or deduction, and
(ii) in all other events, on the date on which the Subscription is accepted by the Company (the "Subscription Acceptance Date"), the funds representing the Subscription Price, to the extent the Subscription is accepted by the Company, and the funds representing subscriptions made by others whose subscriptions to purchase common stock are accepted by the Company on such Subscription Acceptance Date, shall be released from the Escrow Account to the Company. It is further understood and, by the Company's acceptance of the Subscription the Company is deemed to have agreed, that the Company will designate the date for the initial closing ("Closing") of the Offering. The Closing will be held on such date (the "Closing Date") designated by the Company. On the Closing Date, the subscription funds for the aggregate purchase price for Shares subscribed for by the investors and accepted by the Company on such Closing Date will become available for use by the Company, net of the reimbursement of expenses with respect to the subscriptions accepted at the Closing; provided, however, that the Closing shall not occur unless the Company accepts subscriptions for a minimum of $200,000.00.

                  The Subscription is subject to and is made pursuant to the following terms and conditions:


     1. The Subscriber hereby delivers a check drawn to the order of the Company in the amount of $__________ ("Subscription Price"), which the Subscriber agrees, subject to the escrow provisions found in this Agreement, to contribute to the capital of the Company, representing the aggregate purchase price of the Shares subscribed for above at the subscription price of $0.50 per share. The Subscriber acknowledges that this Agreement is contingent in whole or in part on the Company's acceptance of this Agreement.

     2. The Subscriber acknowledges and represents as follows:

          (a) That the Subscriber has received the Prospectus;


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          (b)  That the  Subscriber  is able to bear  the  economic  risk of the investment in the Shares;

          (c) That the Subscriber has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares and has the net worth to undertake such risks; and

          (d) That the Subscriber believes that the investment in the Shares is suitable based upon the Subscriber's investment objectives and financial needs, and the Subscriber has adequate means for providing for current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Share if a market does not develop.

     3. The Subscriber represents and warrants that he is a bona fide resident of, and is domiciled in, ___________________________________________ and that the Shares are being purchased solely for the beneficial interest of the Subscriber.

     4. The Subscriber is informed of the significance to you of the foregoing representations and they are made with the intention that you will rely upon them.

     5. The Shares are to be owned and should be registered as follows (please print):

         Names
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( ) (a) A single person
( ) (b) Husband and wife,  as tenants in the entirety
( ) (c) Joint  Tenants
( ) (d) Tenants in Common
( ) (e) A married  (man)(woman)  as  (his)(her)  separate property
( ) (f) Corporation
( ) (g) Trust:

     (1) Trustee(s) ____________________________________________________________

     (2) Trust date ____________________________________________________________

     (3) Name of Trust _________________________________________________________

     (4) For the benefit of ____________________________________________________


         -----------------------------------------------------------------------

(  ) (h) Custodian:

         A custodian for _______________________________________________________

         under the Uniform Gift to Minors Act of the State of

         -----------------------------------------------------------------------


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(  ) (i) Other _________________________________________________________________

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
                                  (please explain)


In order to facilitate processing of your subscription, please be sure you have completed each of the following:

     A.   Check made out to "Express Systems Corporation"

     B.   Enter   number  of  Shares  and  total  cash   contribution   on  this
          Subscription Agreement, and make sure you check the correct form of ownership in Section 5 above.

     C.   In Section 3 above, enter the state in which you are a legal resident.

     D. If the securities are to be owned in the name of more than one person, each co-owner must sign.

I declare that the foregoing is true and correct.

Dated: ___________________, 2004.


X___________________________________________
Signature of "Subscriber" (see Note D above)

Current residence address of Subscriber: _______________________________________
_____________________________________________ Zip Code ___________________

Mailing address (if different) _________________________________________________
Social Security or Taxpayer I.D. No. ___________________________________________
Telephone number: (______) _____________________________________________________


X ___________________________________________
Signature of "Co-Subscriber" (see Note D above)

Current residence address of Co-Subscriber: ____________________________________
_____________________________________________ Zip Code ___________________

Mailing address (if different) _________________________________________________
Social Security or Taxpayer I.D. No. ___________________________________________
Telephone number: (______) _____________________________________________________


FOR COMPANY USE ONLY:

         Fund and subscription accepted:
         EXPRESS SYSTEMS CORPORATION

         By:
            ---------------------------------
            Title:

         Date: ______________________________